NationsBank
NationsBank, N.A. (South)                               Dated: September 1, 1996


                              FLOOR PLAN AGREEMENT


This Floor Plan Agreement is entered into by and between NationsBank, N.A (South) (Bank) 600 Peachtree Street, 17th Floor, Atlanta, Georgia 30308 and Dyer & Dyer, Inc. 5260 Peachtree Industrial Blvd Chamblee, Georgia 30341 (Borrower).

1.   BACKGROUND.  Borrower hereby requests Bank to extend to it a line of credit
     (Line) to purchase inventory to be secured by Borrower's Collateral described in paragraph 7 (Collateral). Bank agrees to extend the Line subject to the terms of this Agreement.

2. THE LINE OF CREDIT. Bank extends to Borrower a Line in the amount of $8,000,000.00 or such other amount as may be set by Bank from time to time. Before maturity or demand, Borrower may borrow, repay and reborrow hereunder at anytime, up to an aggregate amount outstanding at any one time equal to the principal amount of Note, provided, however, that Borrower is not in default of any provision of Note, Floor Plan Agreement, Security Agreement or any other agreement or obligation between Borrower and Bank. Any sums Bank may Advance in excess of the face amount of the Note shall also be part of the principal amount the Borrower is obligated to pay Bank and shall be subject to all the terms of the Note, Security Agreement, and this Floor Plan Agreement. The Bank's records of the amounts borrowed from time to time shall be conclusive proof thereof. Borrower acknowledges and agrees that notwithstanding any provisions of any Note, Floor Plan Agreement, Security Agreement or any other documents executed in connection with a Note, Floor Plan Agreement and Security Agreement, the Bank has no obligation to make any Advance, and that all Advances are at the sole discretion of Bank.

3. NOTE. Debt under the Line shall be evidenced by Borrower's Floor Plan Promissory Note (Note).

4.   RATE. Debt under the Line shall bear interest as set forth in the Note.

5.   DUE DATES.

     (a) Unpaid principal and interest hereon shall be due and payable as set forth in the Note, and as set forth below. Unless Borrower is in default under the terms of any Security Agreement securing the Note, this Floor Plan Agreement or any other agreement relating to this Floor Plan Agreement, upon sale of inventory, Borrower will pay to Bank at the earlier of Borrower's receipt of payment for that item of inventory or three (3) business days after that item of inventory is delivered to the customer or otherwise disposed of, cash in the amount equal to the original amount advanced less any curtailment payments made with respect to the item sold. If Borrower is in default at time of sale, all proceeds of sale will immediately be remitted to Bank and applied to debt hereunder.

     (b) Curtailment payments based on the original amount Advanced with respect to specific items of inventory shall be paid from time to time by Borrower as provided for in Addendum "A" attached hereto and made a part hereof for all purposes as if copied word for word herein.

6.   USE OF LINE AND ADVANCES.

     (a) The Advances under this Line shall be exclusively for the purpose of purchasing inventory to be displayed and demonstrated in conjunction with the sale of the inventory in the ordinary course of Borrower's business unless otherwise agreed to in writing by Bank. Borrower agrees not to use the inventory for any other purpose without the prior written approval of Bank. The term "Advance" as used in this Agreement shall mean the dollar amount loaned by Bank on a motor vehicle financed under a floor plan line of credit and includes but is not limited to any charge against, debit against, draft against, or draw against the line of credit evidenced by a Note. Advances under the Line (Advances) shall be made against and in payment of drafts drawn on Bank, or in accordance with the written request of Borrower executed by the person signing this Agreement on behalf of Borrower or a person hereafter designated in writing by Borrower.

     (b) Units of inventory which may be presented as Collateral as well as the amount of outstanding debt permitted at any one time in connection with the particular type of Collateral being financed shall be in accordance with Addendum "B".

     (c) Bank may reject as Collateral hereunder any item of inventory which is received by Borrower in damaged condition. Bank has no obligation to inspect inventory for damage before paying drafts. If Bank has paid a draft on damaged inventory, Borrower shall direct the manufacturer to refund all payments directly to Bank. If the manufacturer fails to make the refund within thirty (30) days, Borrower shall reduce the debt outstanding under the Line by the amount Advanced against the damaged item.

     (d) Borrower will submit or cause to be submitted to Bank invoices or bills of sale representing the actual cost to Borrower of the inventory. Bank may advance an amount equal to Borrower's cost (not to exceed NADA wholesale value in the case of used motor vehicles) or such part of the cost thereof as Bank elects at its sole discretion. The Advance may be disbursed to Borrower or the manufacturer or others from whom Borrower purchases inventory. Presentation of drafts or other requests for payment by manufacturers or others from whom Borrower purchases inventory shall constitute requests by Borrower that Bank lend Borrower the amount of such drafts or other requests for payment pursuant to this Agreement.

     (e) A fee in the amount of $2.50 shall be paid by Borrower for each unit of inventory presented as Collateral to obtain Advances. The fee shall be paid monthly by Borrower.

7. COLLATERAL Borrower hereby grants to Bank a security interest in all of its inventory of:

          _X_  New Motor Vehicles (now existing or hereafter acquired)

          _X_  Used Motor Vehicles (now existing or hereafter acquired)

     including all parts and accessories added to vehicles, now existing or hereafter acquired by Borrower, including any such goods as may be leased or held for leasing, together with any and all accounts and proceeds arising from the sale, lease or disposition of said property and all returned, refused and repossessed goods, all monies received from manufacturers by way of credits, refunds or otherwise with respect to Collateral, and all proceeds thereof (Collateral) to secure all debt of Borrower to Bank under any and all present and future Advances of whatever kind and further including but not limited to the Line and all other debt and other obligations of Borrower to Bank of any nature now existing or hereafter arising, including but not limited to debt arising directly between Borrower and Bank or acquired outright, conditionally or as Collateral security from another by Bank, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising under the operation of law or otherwise, direct or indirect, whether incurred directly or as part of a partnership, association or other group, or whether incurred as principal, surety, indorser, accommodation party or otherwise. Borrower will execute and deliver any documents, instruments or agreements required by Bank to evidence debt hereunder, grant, perfect and preserve the security interest, and otherwise carry out the terms of this Agreement. The security interest herein described is also evidenced by a Security Agreement between Borrower and Bank, and in the event of any conflict between the terms hereof and the terms thereof, the terms hereof will apply.

8. IDENTIFICATION OF COLLATERAL. Without limiting the foregoing general grant of a security interest, as set forth in the Security Agreement, Collateral subject to the security interest granted herein shall include but not be limited to (i) inventory listed on invoices submitted to Bank by manufacturers attached to drafts submitted by manufacturers for payment, which drafts Bank pays; and/or (ii) inventory in Borrower's possession set out on a list submitted by Borrower as Collateral for Advances directly to Borrower.

9. TITLE DOCUMENTS. Title documents consisting of manufacturers' certificate of origin, manufacturers' statement of origin, certificates of title and/or any and all other title documents for each item of inventory shall be in the possession of Borrower unless otherwise directed by Bank. In the event Bank does require possession of title documents, Borrower shall deliver all such documents to Bank immediately upon demand.

10. PAYMENT OF DRAFTS. From time to time Bank may make Advances hereunder by direct payment to manufacturers or others, in which event, invoices submitted by Manufacturers along with drafts paid by Bank shall serve as evidence of Advances under the Line. Borrower authorizes Bank to pay all drafts or invoices upon presentation by the manufacturer or others supplying inventory to Borrower.

11. ATTORNEY-IN-FACT. Borrower hereby irrevocably appoints Bank its attorney-in-fact, to execute, deliver and file from time to time, in the name of Borrower or Bank, any trust receipts, security agreements, promissory notes, financing statements, continuation statements and amendments thereto, and any and all other documents and instruments that Bank may require in connection with evidencing and securing debt under this Agreement and carrying out the provisions hereof, which appointment shall be deemed to be a power coupled with an interest.

12. QUALITY OF INVENTORY. Borrower shall be responsible for the quantity, quality, condition and value of the inventory selected by Borrower and financed under this Agreement. Bank shall have no liability of any nature because of the failure of any inventory to conform to Borrower's specifications, and any dispute between the manufacturer or others and Borrower with respect to such inventory shall not affect Borrower's obligation to Bank to pay amounts Advanced hereunder.

13.  REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

     Borrower is a:

      (i)      _X_  corporation  duly  organized,  existing and in good standing under the laws of the State of Georgia , that it is licensed to do business and in good standing in each state in which the property owned by it or the business transacted by it requires it to be licensed as a foreign corporation.

      (ii)     ___  limited  liability  company,  duly  organized,  and in  good standing under the laws of the State of _________.

      (iii)    ___  partnership composed of________________________________

                    _______________________________________________________

                    _______________________________________________________


      (iv)     ___  sole proprietorship owned by __________________________

                    _______________________________________________________


     (b) Borrower is not in default with respect to any agreement between it and Bank on this date.

     (c) All Collateral is owned by Borrower free and clear of any security interests or encumbrances except those granted pursuant hereto.

     (d) Borrower is not in default under any agreement with any other party, and the execution and performance of this Agreement will not be a default under any agreement with any other party by which Borrower or any of Borrower's property is bound.

     (e) Borrower does not do financing of any motor vehicle inventory with any other source or purchase inventory from any seller on credit except as set out below:

          None.


          Borrower shall notify Bank immediately in the event it buys inventory of motor vehicles on credit or enters into any such inventory financing arrangement with any other source, giving the name and address of the Bank or seller and details of the purchase or loan.

     (f) Borrower and Guarantor shall promptly notify Bank in writing of (i) any condition, event or act which comes to Borrower's or Guarantor's attention that would or might materially adversely affect Borrower's or Guarantor's financial condition or operations, the Collateral, or Bank's rights under the Guaranty or any Loan Documents, (ii) any litigation filed by or against Borrower or Guarantor, (iii) any event that has occurred that would constitute an event of default under any Loan Documents, including but not limited to any Guaranty.

     (g) All financial and other information heretofore submitted by Borrower is true, complete, and correct and reflects all direct, indirect, and contingent liabilities.

     (h) There has been no material adverse change in the Borrower's financial condition and operations since the date of Borrowers most recent financial statements heretofore submitted.

     (i)  Borrower  has  and  will  maintain,   at  all  times,  all  franchise,
          distributor agreements, licenses, permits, and other rights that are necessary to the conduct of our business.

14. COVENANTS. While the Line is in effect, and thereafter while Borrower is indebted to Bank, Borrower will:

      (a)      _X_  Provide Bank within  twenty (20) days of each month's end, a company prepared financial statement (including the thirteenth (13) month statement including all adjustments to net worth) in accordance with requirements of the franchise(s) for which Borrower is a dealer.

               ___ Provide within sixty (60) days after Borrower's fiscal year-end a financial statement compiled by a Certified Public Accountant acceptable to the Bank.

               _X_  Provide   within   one-hundred-twenty   (120)   days   after
                    Borrower's fiscal year-end a financial statement audited by a Certified Public Accountant acceptable to the Bank.

               ___ Provide within one-hundred-fifty (150) days of Borrower's fiscal year-end audited financial statements prepared by a Certified Public Accountant acceptable to the Bank.

     In submitting such statements to Bank an authorized officer of Borrower will certify such statements to be true and accurate, continuing compliance with all terms and conditions contained herein and that no material violation or default exists with any material agreement.

               _X_ As to Guarantors, provide the Bank a copy of each Guarantor's personal financial statement within thirty (30) days of calendar year-end in a manner and form acceptable to the Bank. Additionally, each Guarantor shall provide the Bank a copy of each Guarantor's federal income tax return within thirty (30) days of filing each return.

     (b) Not merge into or consolidate with any other person, firm, corporation or limited liability company nor sell any substantial part of its assets to any person, firm, corporation or limited liability company except in the ordinary course of business;

     (c) Not sell or enter into any agreement to sell or deal in new motor vehicles manufactured by any manufacturer for whom it is not now a Retailer or Wholesaler, unless approved by Bank in writing;

     (d) Keep all Collateral and inventory insured, by insurers acceptable to Bank, at all times in an amount at least equal to the amount of debt to Bank under the Line with deductible amount satisfactory to Bank, and the insurance policy to contain loss payable clauses to Bank as its interest may appear. Borrower will deliver original policies or, if permitted by Bank, certificates of insurance to Bank;

     (e) Permit Bank to enter upon the property of Borrower at any time to examine all Collateral and to examine Borrower's books in connection therewith.

     (f) At time of execution of this Floor Plan Agreement deliver to Bank such Landlord Waiver and/or Mortgagee Waiver and Estoppel Agreements duly executed by the appropriate parties in such form that is satisfactory to Bank and Borrower will thereafter furnish to Bank current executed copies of the above instruments upon written request of Bank;

     (g) Not allow any material change in ownership or management nor enter into any management agreement pursuant to which any third party assumes the management of Borrower in anticipation of a sale of Borrower's business or any material part of its assets without Bank's prior written approval;

     (h) Operate business in compliance with all environmental protection laws and regulations including applicable local, state, or federal law, regulations, or rule of common law;

     (i) Not allow any liens or encumbrances on any of Borrower's assets or property without the written consent of Bank;

     (j) See Addendum "C" for additional covenants which are a part of this Agreement for all purposes as if they were copied word for word herein.

15.  EVENTS OF DEFAULT.

     The following are events of default hereunder: (a) the failure to pay or perform any obligation, liability, indebtedness or covenant of any Borrower or Guarantor to Bank, or to any affiliate of Bank, whether under this Floor Plan Agreement, Security Agreement, Note or any other agreement or instrument now or hereafter existing, as and when due (whether upon demand, at maturity or by acceleration); (b) the failure to pay or perform any other obligation, liability or indebtedness of any Borrower or Guarantor whether to Bank or some other party, the collateral for which constitutes an encumbrance on the collateral for this Floor Plan Agreement; (c) death of any Borrower or Guarantor (if an individual), or a proceeding being filed or commenced against any Borrower or Guarantor for dissolution or liquidation, or any Borrower or Guarantor voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (d) insolvency of, business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, or an assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or for any adjustment of indebtedness, composition or extension by or against any Borrower or Guarantor; (e) any lien or additional security interest being placed upon any of the Collateral which is security for this Floor Plan Agreement; (f) acquisition at any time or from time to time of title to the whole of or any part of the Collateral which is security for this Floor Plan Agreement by any person, partnership, corporation or other entity; (g) Bank determining that any representation or warranty made by any Borrower or Guarantor to Bank is, or was, untrue or materially misleading; (h) failure of any Borrower or Guarantor to timely deliver such financial statements, including tax returns, and other statements of condition or other information as Bank shall request from time to time; (i) entry of a judgment against any Borrower or Guarantor which Bank deems to be of a material nature, in Bank's sole discretion; (j) the seizure or forfeiture of, or the issuance of any writ of possession, garnishment or attachment, or any turnover order for any property of any Borrower or Guarantor; (k) Bank reasonably deeming itself insecure for any reason; (l) the determination by Bank that a material adverse change has occurred in the financial condition of any Borrower or Guarantor; (m) the failure to comply with any law regulating the operation of Borrower's business; (n) Guarantor undertakes to terminate or revoke any guaranty of payment of this Note or defaults in the performance of or disputes any of his obligations as Guarantor; (o) the inability of the Borrower or Guarantor to pay debts as they mature owing to Bank or any other party.

16. REMEDIES. Upon the occurrence of any default hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law. Without limiting the generality of the foregoing, Bank may, at its option and without notice or demand: (a) declare any liability accelerated and due and payable at once; and (b) take possession of any Collateral wherever located, and sell, resell, assign, transfer and deliver all or any part of said Collateral of Borrower or Guarantor at any public or private sale or otherwise dispose of any or all of the Collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Bank may impose reasonable conditions upon any such sale. Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said Collateral to be sold, free from and discharge of all trusts, claims, rights or redemption and equities of the Borrower or Guarantor whatsoever; Borrower and Guarantor acknowledge and agree that the sale of any Collateral through any nationally recognized broker - dealer, investment banker or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and (c) set-off against any or all liabilities of Borrower or Guarantor all money owed by Bank in any capacity to Borrower or Guarantor whether or not due, and also set-off against all other Liabilities of Borrower or Guarantor to Bank all money owed by Bank in any capacity to any Borrower or Guarantor, and Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

17. ATTORNEY FEES, COST AND EXPENSES. Borrower and/or Guarantor shall pay all costs of collection and attorney's fees equal to the greater of (a) fifteen percent (15%) of the first $500.00 of any Liability due and ten percent (10%) on the excess of $500.00 Liability due and unpaid if Bank proceeds to collect such Liability through the services of an attorney at law, whether through the initiation of legal proceedings or otherwise, plus reasonable attorney's fees incurred in appellate proceedings, or (b) reasonable attorney's fees, including reasonable attorney's fees in connection with any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or otherwise, incurred or paid by Bank in enforcing the payment of any Liability or enforcing or preserving any right or interest of Bank hereunder, including the collection, preservation, sale or delivery of any Collateral from time to time pledged to Bank, and after deducting such fees, costs and expenses from the proceeds of sale or collection, Bank may apply any residue to pay any of the Liabilities and Guarantor shall continue to be liable for any deficiency with interest at the rate specified in any instrument evidencing the Liability or, at the Bank's option, equal to the highest lawful rate, which shall remain a liability.

18. PRESERVATION OF PROPERTY. Bank shall not be bound to take any steps necessary to preserve any rights in any of the property of Borrower and/or Guarantor pledged to Bank to secure Borrower's and/or Guarantor's obligations against prior parties who may be liable in connection therewith, and Borrower and/or Guarantor hereby agree to take any such steps. Bank, nevertheless, at any time, may (a) take any action it deems appropriate for the care or preservation of such property or of any rights of Borrower and/or Guarantor or Bank therein, (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property of Borrower and/or Guarantor,
     (c) compromise and settle with any person liable on such property, or (d) extend the time of payment or otherwise change the terms thereof as to any party liable thereon, all without notice to, without incurring responsibility to, and without affecting any of the obligations or liabilities of Borrower and/or Guarantor.

19. TERMINATION. The Line may be terminated at any time by either party with or without cause upon 30 days' notice in writing to the other. Upon the occurrence of a default hereunder, Bank shall have the right to terminate the Line and to mature all debt outstanding hereunder, including principal and interest, without notice to any person or lapse of time. Termination of the Line hereunder shall not affect the obligations of Borrower with respect to any debt incurred prior to termination. All such obligations shall continue in full force and effect until all debt under the Line is paid in full.

20. OVERLINE DEBT. In the event debt outstanding under the Line should for any reason exceed the amount of the Line allowed hereunder, all such debt shall be payable on demand, but if no demand is made, no later than such time as may be specified by Bank at the time of the approval of the temporary overline. The overline debt shall bear interest at the rate specified for debt under the Line, and shall be governed by all the terms and conditions of this Agreement and the other Loan Documents and shall be secured by all Collateral for the Line, and all items of inventory financed by the overline debt shall secure all debt under the Line including the overline and be governed by all terms of the Security Agreement, Floor Plan Agreement and Note. Bank shall have no obligation to permit any overline at any time but in its sole discretion may do so.

21. REVIEW OF LINE. Bank may, at its option, from time to time review the credit for performance, pricing, amount of Line, and Borrower's financial condition.

22. CHANGE IN TERMS. Bank may at its discretion amend or modify any term or provision of this Floor Plan Agreement, Security Agreement or any other agreements pertaining to this Agreement, with any change to be effective 15 days after mailing of notice to Borrower.

23. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon each party's respective successors, heirs, executors, administrators, personal representatives and assigns if applicable. Neither this Floor Plan Agreement nor any interest in it may be assigned by Borrower without Bank's prior written approval.

24. WAIVER (a) Bank may consent to or waive any action or any failure to act by Borrower with respect to any obligation of Borrower hereunder. Any consent or waiver on the part of Bank shall be binding upon Bank only when in writing and signed by an officer of Bank, and no failure to take action with respect to any default shall constitute a waiver thereof. No waiver of any default shall be a waiver of any other or future default of that or any other nature; (b) Bank shall not be required to proceed first against Borrower, or any other person, firm or corporation, whether primarily or secondarily liable, or against any collateral held by it, before resorting to Guarantor for payment, and Guarantor shall not be entitled to assert as a defense the enforceability of the Guaranty any defense of Borrower with respect to any Liabilities or Obligations.

25. GOVERNING LAW. This Floor Plan Agreement shall be deemed to have been made in the State of Georgia at the address indicated above, and shall be governed by, and construed in accordance with, the laws of the State of Georgia, and is performable in the State of Georgia.

26. MEDIATION, BINDING ARBITRATION. The parties will attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement by participating in mediation and/or binding arbitration. Each party agrees that each will bear their respective expenses related to either mediation or arbitration. The parties further agree if the matter has not been resolved pursuant to mediation within thirty (30) days of notice to mediate given by either party, the controversy shall be settled by arbitration and shall be governed by the United States Arbitration Act, 9 U.S.C. ss.1-16, and judgment upon the award rendered by the Arbitrator may be entered by any court having jurisdiction thereof.

27. ADDITIONAL TERMS. (a) As used herein, the singular number shall include the plural (e.g. "Note" means Note or Notes); or (b) In the event that there are any written terms that may differ between this Floor Plan Agreement and any other agreements, documents, or negotiations in existence prior to the execution of this Floor Plan Agreement, Bank and Borrower agree that the terms of this Floor Plan Agreement shall control and be the final agreement.

28. MERGER. The terms of any commitment letter issued by Bank to Borrower for this Line are incorporated herein by reference, except to the extent that such terms are inconsistent with the terms of this Floor Plan Agreement, Security Agreement or Note. Any such inconsistent terms are of no effect. This Floor Plan Agreement supersedes any Floor Plan Agreements heretofore executed by and between Bank and Borrower, and all outstanding Floor Plan Agreement indebtedness is hereafter subject to all of the terms and provisions of this Floor Plan Agreement, and the outstanding principal balance of all such Floor Plan indebtedness are added to the principal balance of this Floor Plan Agreement.

29. NOTICES. Any notice or other communication required or permitted hereunder or under any Note or Security Agreement shall be in writing and shall be delivered personally, sent by facsimile transmission or by first-class, certified, registered or express mail, or by courier, with postage and other charges prepaid. Any such notice shall be deemed given when so delivered personally, by courier or by facsimile transmission, or, if mailed, five (5) days after the date of deposit in the United States mail, as follows:

                    If to Borrower, to:
                         Dyer & Dyer, Inc.
                         5260 Peachtree Industrial Blvd
                         Chamblee, Georgia 30341
                         Attention: Richard S. Dyer, Jr.
                         Facsimile #__________________________________


                    If Bank, to:

                         NationsBank, N.A. (South)
                         600 Peachtree Street, 17th Floor
                         Atlanta, Georgia 30308-2213
                         Attention: James A. Dennis

     Either Bank or Borrower may, by notice given in accordance with this provision, designate another address or person for receipt of notices hereunder.

30. FLOOR PLAN COLLATERAL AND/OR INVENTORY INSPECTION. Floor Plan inventory inspections will be conducted by Secured Party from time to time at the sole discretion of Secured Party. Debtor agrees to pay in full any item or unit of Collateral that is not located at Debtor's premises or accounted for by Debtor to Secured Party. Debtor shall make payment to Secured Party
     (Bank) immediately upon notice of demand being given to Debtor pursuant to paragraph 29 (NOTICES) of the Floor Plan Agreement.

31. FINAL AGREEMENT. THIS FLOOR PLAN AGREEMENT, FLOOR PLAN PROMISSORY NOTE, SECURITY AGREEMENT AND ANY OTHER AGREEMENTS EXECUTED IN CONJUNCTION WITH THIS FLOOR PLAN REVOLVING LINE OF CREDIT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the undersigned has caused this Floor Plan Agreement to be executed under seal on the 9th day of November, 1996.


                                             Dyer & Dyer, Inc.
NationsBank, N.A. (South)                    Borrower
Bank
By                                           By /s/ Richard S. Dyer Jr.
   --------------------------                   -------------------------
James A. Dennis, Vice President              Richard S. Dyer Jr., President
(Name and Title)                             (Name and Title)

                                  ADDENDUM "A"

This Addendum "A" to the Floor Plan Agreement shall be and is incorporated by reference for all purposes as part of the Floor Plan Agreement dated September 1, 1996 between Bank and Borrower.

Curtailments. Curtailment payments based upon the original amount advanced with respect to specific items of Collateral shall be paid on the following types of units of Collateral based upon either a dollar or percentage amount as billed to Borrower and payment is due when billed. The Curtailment payment is to be applied against the original amount advanced for a unit of Collateral. The Curtailment payment based upon either a dollar or percentage amount is calculated on the original amount advanced for the unit and not the outstanding unpaid balance from time to time.

Unit Type      Curtailment Amount       Curtailment Date    Final Payoff Date

New            10% of original          Due 90 days         15 months from
               amount financed.         prior to maturity.  date financed.

Demonstrators  2% of original           Due monthly         15 months from
               amount financed.         beginning in the    date financed.
                                        month the vehicle
                                        reached 5,000 miles.



Dated: 11/9/96

                                        Dyer & Dyer, Inc.
                                        ------------------------------------
                                        Borrower

                                        By:  /s/ Richard S. Dyer, Jr.
                                             -------------------------------
                                             Richard S. Dyer, Jr., President
                                             (Name and Title)

                                        Approved: NationsBank, N.A. (South)

                                        By:
                                             -------------------------------
                                             James A. Dennis, Vice President
                                             (Name and Title)

                                  ADDENDUM "B"

This Addendum "B" to the Floor Plan Agreement shall be and is incorporated by reference for all purposes as part of the Floor Plan Agreement dated September 1, 1996 between Bank and Borrower.

Floor Plan Sublimits. The following sublimits represent the amount of outstandings permitted at any one time in connection with the particular type of Collateral being financed; notwithstanding, the Bank, in it's sole discretion, may advance from time to time amounts in excess of the sublimit amounts below:

Unit Type                     Sublimit Amount
---------                     ---------------

New                           $8,000,000.00





Dated: 11/9/96

                                        Dyer & Dyer, Inc.
                                        ------------------------------------
                                        Borrower

                                        By:  /s/ Richard S. Dyer, Jr.
                                             -------------------------------
                                             Richard S. Dyer, Jr., President
                                             (Name and Title)

                                        Approved: NationsBank, N.A. (South)

                                        By:
                                             -------------------------------
                                             James A. Dennis, Vice President
                                             (Name and Title)

                                  ADDENDUM "C"


This Addendum "C" to the Floor Plan Agreement shall be and is incorporated by reference for all purposes as part of the Floor Plan Agreement dated September 1, 1996 between Bank and Borrower.

As used herein, the following defined terms shall have the following meanings:

     Working Capital - Current assets minus current liabilities.

     Current Assets - Current assets (inclusive of LIFO reserve for new and used vehicles) less amounts due from officers, stockholders, insiders, affiliates and employees included as current assets, all computed in accordance with generally accepted accounting principles.

     Current Liabilities - Current liabilities less amounts included as current liabilities due to officers, stockholders, insiders, affiliates and employees, which have been expressly subordinated in payment to the Bank all computed in accordance with generally accepted accounting principles.

     Tangible Net Worth - Stated net worth less intangible assets, less leasehold improvements, less amounts due from officers/affiliates, plus 70% times LIFO Reserve (new vehicles only), plus Accounts Payable or Notes Payable to officers/affiliates formally subordination to the Bank.

     Inventory Trust Position - Cash, plus contracts in transit, plus accounts receivable - vehicles (excluding any receivable from finance activities), new and used inventories (inclusive of LIFO reserves for new and used vehicles) less new and used Floor Plan liabilities.

     Total Liabilities - Total liabilities less amounts payable to officers, stockholders, insiders, affiliates and employees that are expressly subordinated in payment to the Bank, all computed in accordance with generally accepted accounting principles.

Additional Covenants. While the Line is effect, and thereafter while Borrower is indebted to Bank, Borrower will: (Mark block for applicable covenant)

|_|  (1)  Maintain  Working  Capital  of not less  than  $ N/A at all times.

|X| (2) Maintain a ratio of current assets to current liabilities of not less than 2 to 1.0 at all times.

|_|  (3)  Maintain  Tangible Net Worth of not less than $ N/A at all times.

|X| (4) Not permit the ratio of total liabilities to Tangible Net Worth to exceed 1.3 to 1.0 at all times.

|_| (5) Maintain a minimum Inventory Trust Position of not less than $ N/A at all times.

|_|  (6)  Provide  to  Bank  within  N/A  days  of  each  month  end  a  monthly
          Certificate of Compliance in the form attached hereto as "Exhibit A-1", signed by a duly authorized representative of Borrower or Borrower.

|X| (7) Provide to Bank within 120 days of each fiscal year end financial statements audited by a Certified Public Accountant acceptable to Bank, to include a balance sheet, operating statement, cash flow statement and net worth reconciliation. Such audit shall include an unqualified opinion from such auditor.

|X| (8) Other: (If additional space is needed, attach additional pages to this Addendum)